UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

fuboTV Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas

New York, NY 10019

(Address of principal executive offices)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by fubo TV Inc. (formerly known as FaceBank Group, Inc.) (the “Company”) on July 6, 2020 and the definitive information statement on Schedule 14C filed with the SEC by the Company on July 14, 2020, (i) on June 19, 2020, the Company’s Board of Directors unanimously approved the amendment (the “Amendment”) of the Company’s articles of incorporation, as amended (the “Articles”) to change the Company’s corporate name from FaceBank Group, Inc. to fuboTV Inc. (the “Name Change”), and (ii) on June 29, 2020, (a) the holders of shares representing 60.43% of the Company’s issued and outstanding shares of capital stock, voting together as a single class, and (b) the holders of 97.87% of the issued and outstanding shares of the Company’s Series AA Convertible Preferred Stock, voting as a separate class, approved the Amendment to effect the Name Change. The Name Change was effective under Florida law on August 10, 2020, and was recognized in the market for trading purposes on August 21, 2020 following completion of the customary review by the Financial Industry Regulatory Authority.

In addition, on August 19, 2020, the Company filed Articles of Correction (the “Articles of Correction”) with the Florida Secretary of State to correct a scrivener’s error that included extraneous quotation marks around the Company’s name, such that the name of the Company was incorrectly set forth as “fuboTV Inc.” instead of fuboTV Inc. The foregoing description of the Articles of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Correction, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation as filed with the Florida Secretary of State on July 6, 2020 (incorporated by reference to Appendix A to the registrant’s definitive information statement on Schedule 14C as filed with the Securities and Exchange Commission on July 14, 2020).
99.1*	Articles of Correction dated August 19, 2020.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: August 21, 2020	By:	/s/ David Gandler
David Gandler
Chief Executive Officer